                                                                   Exhibit 10.28

                              WILLCOX & GIBBS, INC.
                                900 Milik Street
                               Carteret, NJ 07008

                                                               December 17, 1996

NationsCredit Commercial Corporation
One Canterbury Green
Stamford, Connecticut 06901

Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

            Re: Warrant Redemption Agreement

Ladies and Gentlemen:

      Reference is made to the Amended and Restated Credit Agreement dated as of July 13, 1994, as amended and restated as of February 1, 1996 among WG Apparel, Inc., Willcox & Gibbs, Inc. ("W & G"), the Lenders referred to therein and NationsCredit Commercial Corporation (formerly known as Nations Financial Capital Corporation), as Agent (as amended from time to time) (the "Credit Agreement") pursuant to which W & G issued (i) the Warrant to Purchase 70,629.58 Shares of Class C Common Stock ("Common Stock") of W & G dated as of July 13, 1994 to NationsCredit Commercial Corporation (formerly known as Nations Financial Capital Corporation) (the "Original NCCC Warrant"); (ii) the Warrant to Purchase 32,985 Shares of Common Stock of W & G dated as of February 1, 1996 to NationsCredit Commercial Corporation (the "Additional NCCC Warrant"); and
(iii) the Warrant to Purchase 44,143.42 Shares of Common Stock of W & G dated as of July 13, 1994 to Bank of America Illinois (formerly known as Continental
Bank) (the "B of A Warrant"). The Original NCCC Warrant or the Additional NCCC Warrant or both are herein referred to as the "NCCC Warrants". The NCCC Warrants or the B of A Warrant or both are herein referred to as the "Warrants".

      W & G intends to issue $85,000,000 aggregate principal amount of its Series A Senior Notes due 2003 (the "Senior Notes") on or about January 3, 1997. Subject to, and contemporaneously with the receipt by W & G of the proceeds therefrom, W & G intends to repay the loans under the Credit Agreement, and to redeem 75% of the Warrants for cash and on a pro rata basis.

      The parties hereto therefore agree as follows:

      1. NationsCredit Commercial Corporation ("NCCC") and W & G agree that W & G shall redeem 75% of the NCCC Warrants in accordance with the terms and subject to the conditions of this Agreement.

      2. Bank of America Illinois ("B of A") and the Company agree that W & G shall redeem 75% of the B of A Warrant in accordance with the terms and subject to the conditions of this Agreement.

      3. The redemption of the Warrants shall take place upon satisfaction of the following conditions:

      (a) the Senior Notes shall have been issued and W & G shall have received the net proceeds therefrom;

      (b) all principal, interest, fees and other amounts owing to the Agent and the Lender under the Credit Agreement shall have been paid in full;

      (c) NCCC shall have delivered the warrant certificate representing the Original NCCC Warrant to W & G in exchange for (i) cash in the amount of $1,446,670.37 constituting the redemption price for 75% of the Original NCCC Warrant (representing the right to purchase 52,972.185 shares of Common Stock) and (ii) a new warrant certificate representing the portion of the Original NCCC Warrant not being redeemed, substantially in the form of Exhibit A hereto registered in the name of NCCC representing the right to purchase 17,657.395 shares of Common Stock;

      (d) NCCC shall have delivered the warrant certificate representing the Additional NCCC Warrant to W & G in exchange for (i) cash in the amount of $675,615.26 constituting the redemption price for 75% of the Additional NCCC Warrant (representing the right to purchase 24,738.75 shares of Common Stock) and (ii) a new warrant certificate representing the portion of the Additional NCCC Warrant not being redeemed, substantially in the form of Exhibit A hereto, registered in the name of NCCC representing the right to purchase 8,246.25 shares of Common Stock;

      (e) B of A shall have delivered the warrant certificate representing the B of A Warrant to W & G in exchange for (i) cash in the amount of $904,167.60 constituting the redemption price of 75% of the B of A Warrant (representing the right to purchase 33,107.565 shares of Common Stock) and
      (ii) a new warrant certificate representing the portion of the Warrant not being redeemed, substantially in the form of Exhibit A hereto, registered in the name of B of A representing the right to purchase 11,035.855 shares of Common Stock;

      (f) the execution by the parties thereto of Amendment No. 2 to the Warrantholders Rights Agreement dated as of July 13, 1994 among W & G, the Investors (as defined therein) and the Warrantholders (as defined therein) (as amended) substantially in the form of Exhibit B hereto;

      (g) the foregoing conditions shall have been satisfied and the redemptions shall occur no earlier than January 1, 1997 and no later than January 31, 1997; and

      (h) the receipt by NCCC and B of A of all documents that each of them may reasonably request relating to the existence of W & G and the corporate authority for this Agreement, the new warrant certificates to be issued, and Amendment No. 2 to the Warrantholders Rights Agreement, all in form and substance satisfactory to NCCC and B of A.

      4. W & G represents and warrants that on the date hereof and on the date on which the redemption of the Warrants occurs, the execution and delivery of this Agreement, the new warrant certificates to be issued, and Amendment No. 2 to the Warrantholders Rights Agreement, and the redemption of the Warrants hereunder, the issuance of the new warrant certificates to be issued, and the compliance by W & G with the terms and provisions hereof and of the new warrant certificates to be issued and of Amendment No. 2 to the Warrantholders Rights Agreement, have been duly authorized by all necessary corporate action on the part of W & G and do not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation of W & G or any material contract or material agreement to which W & G is a party, and this Agreement, the new warrant certificates to be issued and Amendment No. 2 to the Warrantholders Rights Agreement when executed and delivered by W & G shall constitute legal, valid and binding agreements of W & G enforceable against W & G in accordance with their terms.

      5. The parties hereto agree that if the conditions set forth in Section 3 hereof have not been satisfied on or before January 31, 1997, this Agreement shall terminate and cease to be binding on any party hereto.

      6. The parties hereto agree that the execution, delivery and performance of this Agreement in accordance with the terms and conditions hereof shall not constitute a default under the Credit Agreement.

      7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

      8. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

      9. All representations, warranties and agreements contained in this Agreement shall survive the redemption of the Warrants as herein provided.

      10. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

      Please indicate your acceptance of, and agreement with, the terms of this Agreement by signing it in the space below

                                        Very truly yours,

                                        WILLCOX & GIBBS, INC.


                                        By: /s/ John K. Ziegler
                                            -------------------------------
                                              John K. Ziegler
                                              Chairman and
                                              Chief Executive Officer

Accepted and agreed by:

NATIONSCREDIT COMMERCIAL
   CORPORATION


By: /s/ Ronald S. Cohn
    -------------------------
       Name: Ronald S. Cohn
       Title:

BANK OF AMERICA ILLINOIS


By: /s/ Barry R. Dunn
    -------------------------
       Name:  Barry R. Dunn
       Title: Vice President

                              WILLCOX & GIBBS, INC.
                                900 Milik Street
                               Carteret, NJ 07008

                                                               December 17, 1996

NationsCredit Commercial Corporation
One Canterbury Green
Stamford, Connecticut 06901

Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

            Re: Warrant Redemption Agreement

Ladies and Gentlemen:

      Reference is made to the Amended and Restated Credit Agreement dated as of July 13, 1994, as amended and restated as of February 1, 1996 among WG Apparel, Inc., Willcox & Gibbs, Inc. ("W & G"), the Lenders referred to therein and NationsCredit Commercial Corporation (formerly known as Nations Financial Capital Corporation), as Agent (as amended from time to time) (the "Credit Agreement") pursuant to which W & G issued (i) the Warrant to Purchase 70,629.58 Shares of Class C Common Stock ("Common Stock") of W & G dated as of July 13, 1994 to NationsCredit Commercial Corporation (formerly known as Nations Financial Capital Corporation) (the "Original NCCC Warrant"); (ii) the Warrant to Purchase 32,985 Shares of Common Stock of W & G dated as of February 1, 1996 to NationsCredit Commercial Corporation (the "Additional NCCC Warrant"); and
(iii) the Warrant to Purchase 44,143.42 Shares of Common Stock of W & G dated as of July 13, 1994 to Bank of America Illinois (formerly known as Continental
Bank) (the "B of A Warrant"). The Original NCCC Warrant or the Additional NCCC Warrant or both are herein referred to as the "NCCC Warrants". The NCCC Warrants or the B of A Warrant or both are herein referred to as the "Warrants".

      W & G intends to issue $85,000,000 aggregate principal amount of its Series A Senior Notes due 2003 (the "Senior Notes") on or about January 3, 1997. Subject to, and contemporaneously with the receipt by W & G of the proceeds therefrom, W & G intends to repay the loans under the Credit Agreement, and to redeem 75% of the Warrants for cash and on a pro rata basis.

      The parties hereto therefore agree as follows:

      1. NationsCredit Commercial Corporation ("NCCC") and W & G agree that W & G shall redeem 75% of the NCCC Warrants in accordance with the terms and subject to the conditions of this Agreement.

      2. Bank of America Illinois ("B of A") and the Company agree that W & G shall redeem 75% of the B of A Warrant in accordance with the terms and subject to the conditions of this Agreement.

      3. The redemption of the Warrants shall take place upon satisfaction of the following conditions:

      (a) the Senior Notes shall have been issued and W & G shall have received the net proceeds therefrom;

      (b) all principal, interest, fees and other amounts owing to the Agent and the Lender under the Credit Agreement shall have been paid in full;

      (c) NCCC shall have delivered the warrant certificate representing the Original NCCC Warrant to W & G in exchange for (i) cash in the amount of $1,446,670.37 constituting the redemption price for 75% of the Original NCCC Warrant (representing the right to purchase 52,972.185 shares of Common Stock) and (ii) a new warrant certificate representing the portion of the Original NCCC Warrant not being redeemed, substantially in the form of Exhibit A hereto registered in the name of NCCC representing the right to purchase 17,657.395 shares of Common Stock;

      (d) NCCC shall have delivered the warrant certificate representing the Additional NCCC Warrant to W & G in exchange for (i) cash in the amount of $675,615.26 constituting the redemption price for 75% of the Additional NCCC Warrant (representing the right to purchase 24,738.75 shares of Common Stock) and (ii) a new warrant certificate representing the portion of the Additional NCCC Warrant not being redeemed, substantially in the form of Exhibit A hereto, registered in the name of NCCC representing the right to purchase 8,246.25 shares of Common Stock;

      (e) B of A shall have delivered the warrant certificate representing the B of A Warrant to W & G in exchange for (i) cash in the amount of $904,167.60 constituting the redemption price of 75% of the B of A Warrant (representing the right to purchase 33,107.565 shares of Common Stock) and
      (ii) a new warrant certificate representing the portion of the Warrant not being redeemed, substantially in the form of Exhibit A hereto, registered in the name of B of A representing the right to purchase 11,035.855 shares of Common Stock;

      (f) the execution by the parties thereto of Amendment No. 2 to the Warrantholders Rights Agreement dated as of July 13, 1994 among W & G, the Investors (as defined therein) and the Warrantholders (as defined therein) (as amended) substantially in the form of Exhibit B hereto;

      (g) the foregoing conditions shall have been satisfied and the redemptions shall occur no earlier than January 1, 1997 and no later than January 31, 1997; and

      (h) the receipt by NCCC and B of A of all documents that each of them may reasonably request relating to the existence of W & G and the corporate authority for this Agreement, the new warrant certificates to be issued, and Amendment No. 2 to the Warrantholders Rights Agreement, all in form and substance satisfactory to NCCC and B of A.

      4. W & G represents and warrants that on the date hereof and on the date on which the redemption of the Warrants occurs, the execution and delivery of this Agreement, the new warrant certificates to be issued, and Amendment No. 2 to the Warrantholders Rights Agreement, and the redemption of the Warrants hereunder, the issuance of the new warrant certificates to be issued, and the compliance by W & G with the terms and provisions hereof and of the new warrant certificates to be issued and of Amendment No. 2 to the Warrantholders Rights Agreement, have been duly authorized by all necessary corporate action on the part of W & G and do not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation of W & G or any material contract or material agreement to which W & G is a party, and this Agreement, the new warrant certificates to be issued and Amendment No. 2 to the Warrantholders Rights Agreement when executed and delivered by W & G shall constitute legal, valid and binding agreements of W & G enforceable against W & G in accordance with their terms.

      5. The parties hereto agree that if the conditions set forth in Section 3 hereof have not been satisfied on or before January 31, 1997, this Agreement shall terminate and cease to be binding on any party hereto.

      6. The parties hereto agree that the execution, delivery and performance of this Agreement in accordance with the terms and conditions hereof shall not constitute a default under the Credit Agreement.

      7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

      8. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

      7. All representations, warranties and agreements contained in this Agreement shall survive the redemption of the Warrants as herein provided.

      8. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

      Please indicate your acceptance of, and agreement with, the terms of this Agreement by signing it in the space below.

                                        Very truly yours,

                                        WILLCOX & GIBBS, INC.


                                        By: /s/ John K. Ziegler
                                            -------------------------------
                                              John K. Ziegler
                                              Chairman and
                                              Chief Executive Officer

Accepted and agreed by:

NATIONSCREDIT COMMERCIAL
   CORPORATION


By:
    -------------------------
    Name:
    Title:

BANK OF AMERICA ILLINOIS


By:
    -------------------------
    Name:
    Title:

      Please indicate your acceptance of, and agreement with, the terms of this Agreement by signing it in the space below.

                                        Very truly yours,

                                        WILLCOX & GIBBS, INC.


                                        By:
                                              -------------------------
                                              John K. Ziegler
                                              Chairman and
                                              Chief Executive Officer

Accepted and agreed by:

NATIONSCREDIT COMMERCIAL
   CORPORATION


By: /s/ Ronald S. Cohn
    -------------------------
    Name:  Ronald S. Cohn
    Title: Authorized Signatory

BANK OF AMERICA ILLINOIS


By:
    -------------------------
    Name:
    Title:

      Please indicate your acceptance of, and agreement with, the terms of this Agreement by signing it in the space below.

                                        Very truly yours,

                                        WILLCOX & GIBBS, INC.


                                        By:
                                              -------------------------
                                              John K. Ziegler
                                              Chairman and
                                              Chief Executive Officer

Accepted and agreed by:

NATIONSCREDIT COMMERCIAL
   CORPORATION


By:
    -------------------------
    Name:
    Title:

BANK OF AMERICA ILLINOIS


By: /s/ Barry R. Dunn
    -------------------------
    Name:   Barry R. Dunn
    Title:  Vice President


                                       5